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                                                                    Exhibit 99.5


                          CONSENT OF ERNST & YOUNG LLP



We consent to the incorporation by reference in the registration statements on Form S-8 (SEC File Nos. 333-68487, 333-58969, 333-62538 and 333-62542) and Form
S-3 (SEC File Nos. 333-94323 and 333-83980) of Cumulus Media Inc. of our report dated February 1, 2002, with respect to the financial statements of Aurora Communications, LLC, which report is included in the Cumulus Media Inc. Definitive Proxy Statement (as filed with the SEC on February 28, 2002).



                                                           /s/ Ernst & Young LLP


New York, New York
March 25, 2002